Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial information and related footnotes (the “Pro Forma Financial Statements”) have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information. The Pro Forma Financial Statements of Civitas Resources, Inc., a Delaware corporation (“Civitas” or the “Company”), present the combination of the financial information and the pro forma effect with respect to the following transactions (collectively, the “Transactions”), further details of which are included within the footnotes to the Pro Forma Financial Statements.

On June 19, 2023, the Company entered into a membership interest purchase agreement (the “Hibernia Acquisition Agreement”) with Hibernia Energy III Holdings, LLC and Hibernia Energy III-B Holdings, LLC, pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Hibernia Energy III, LLC (“HE3”) and Hibernia Energy III-B, LLC (“HE3-B” and, together with HE3, “Hibernia”).

On August 2, 2023 (the “Closing Date”), the Company completed the transactions contemplated by the Hibernia Acquisition Agreement (the “Hibernia Acquisition”) for aggregate consideration of approximately $2.2 billion in cash, subject to certain customary purchase price adjustments set forth in the Hibernia Acquisition Agreement.

On June 19, 2023, the Company entered into a membership interest purchase agreement (as amended from time to time, the “Tap Rock Acquisition Agreement”) with Tap Rock Resources Legacy, LLC, a Delaware limited liability company (“Tap Rock I Legacy”), Tap Rock Resources Intermediate, LLC, a Delaware limited liability company (“Tap Rock I Intermediate” and, together with Tap Rock I Legacy, the “Tap Rock I Sellers”), Tap Rock Resources II Legacy, LLC, a Delaware limited liability company (“Tap Rock II Legacy”), Tap Rock Resources II Intermediate, LLC, a Delaware limited liability company (“Tap Rock II Intermediate” and, together with Tap Rock II Legacy, the “Tap Rock II Sellers”), Tap Rock NM10 Legacy Holdings, LLC, a Delaware limited liability company (“NM10 Legacy”), and Tap Rock NM10 Holdings Intermediate, LLC, a Delaware limited liability company (“NM10 Intermediate” and together with NM10 Legacy, the “NM10 Sellers”, solely in its capacity as “Sellers’ Representative” (as defined therein), Tap Rock I Legacy, and solely for the limited purposes set forth therein, Tap Rock Resources, LLC a Delaware limited liability company, pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Tap Rock AcquisitionCo, LLC, a Delaware limited liability company, Tap Rock Resources II, LLC, a Delaware limited liability company, and Tap Rock NM10 Holdings, LLC, a Delaware limited liability company (collectively, “Tap Rock”), from the Tap Rock I Sellers, the Tap Rock II Sellers and the NM10 Sellers, respectively.

On the Closing Date, the Company completed the transactions contemplated by the Tap Rock Acquisition Agreement (the “Tap Rock Acquisition”) for aggregate consideration of approximately $2.5 billion, which was comprised of (i) $1.5 billion in cash and (ii) 13,538,472 shares of common stock, par value $0.01 per share, of the Company valued at approximately $1.0 billion, subject to certain customary anti-dilution and purchase price adjustments set forth in the Tap Rock Acquisition Agreement.

The Pro Forma Financial Statements of Civitas present the combination of the financial information and the pro forma effects with respect to the Hibernia Acquisition and the Tap Rock Acquisition (collectively, the “Acquisitions”), further details of which are included within the notes to the Pro Forma Financial Statements. The Pro Forma Financial Statements have been prepared from the respective historical consolidated financial statements of Civitas, Hibernia and Tap Rock adjusted to give effect to the Acquisitions and exclude historical financial data from the HE3-B historical financial statements. The unaudited pro forma condensed combined statements of operations (the “Pro Forma Statements of Operations”) for the nine months ended September 30, 2023 and the year ended December 31, 2022, have been prepared to give effect to the Acquisitions as if they had been consummated on January 1, 2022. The Pro Forma Financial Statements contain certain reclassification adjustments to conform the historical Hibernia and Tap Rock financial statement presentation to Civitas’ financial statement presentation.

The Pro Forma Financial Statements are presented to reflect the Acquisitions and do not represent what Civitas’ results of operations would have been had the Acquisitions occurred on the date noted above, nor do they project the results of operations of the combined company following the effective dates. The Pro Forma Financial Statements are intended to provide information about the continuing impact of the Acquisitions as if they had been consummated earlier. The transaction accounting adjustments are based on information and certain estimates and assumptions that management believes are reasonable based on currently available information. In the opinion of management, all adjustments necessary to present fairly the Pro Forma Financial Statements have been made.

The Acquisitions have been accounted for using the acquisition method of accounting, with Civitas identified as the acquirer. The acquisition method of accounting requires fair values to be estimated and determined for the merger consideration, as well as the assets acquired and liabilities assumed by Civitas. As of the date of this filing, the determination of these fair value estimates is still preliminary as Civitas continues to complete the detailed valuation analysis to arrive at the required final estimates, which will be completed as soon as practicable, and will not extend beyond the one-year measurement period from the close of the Transactions provided under Accounting Standards Codification 805, Business Combinations (“ASC 805”). Any increases or decreases in the fair values of assets acquired and liabilities assumed upon completion of the final valuation analysis may be materially different from the information reflected in the Pro Forma Financial Statements herein. The Pro Forma Financial Statement should be read in conjunction with:

•	the audited consolidated financial statements contained in Civitas’ Annual Report on Form 10-K as of and for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on February 22, 2023;

•	the unaudited condensed consolidated financial statements contained in Civitas’ Quarterly Report on Form 10-Q as of and for the quarter ended September 30, 2023 filed with the SEC on November 7, 2023;

•	the audited consolidated financial statements of HE3 for the year ended December 31, 2022, filed with the SEC on Form 8-K/A dated August 2, 2023;

•	the unaudited consolidated financial statements and notes of HE3 for the period ended September 30, 2023;

•	the audited consolidated financial statements of Tap Rock AcquisitionCo, LLC for the year ended December 31, 2022, filed with the SEC on Form 8-K/A dated August 2, 2023;

•	the audited consolidated financial statements of Tap Rock Resources II, LLC for the year ended December 31, 2022, filed with the SEC on Form 8-K/A dated August 2, 2023; and

•	the unaudited consolidated financial statements and notes of Tap Rock Resources II, LLC for the period ended September 30, 2023.

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2023

(in thousands, except per share data)

	Historical					Pro Forma Combined
	Civitas Resources	Hibernia	Hibernia Reclass Adjustments (Note 2)	Hibernia Transaction Accounting Adjustments (Note 3)		Civitas Resources (Excluding Tap Rock)

	(in thousands, except per share data)
Operating net revenues:
Oil and natural gas sales	$2,352,464	$-	$402,640	$-		$2,755,104
Oil	-	354,729	(354,729)	-		-
Natural gas	-	18,407	(18,407)	-		-
Natural gas liquids	-	51,997	(51,997)	-		-
Realized gain on commodity derivatives	-	23,725	(23,725)	-		-
Other	-	-	-	-		-
Operating expenses:
Lease operating expense	191,728	32,230	2,075	-		226,033
Midstream operating expense	35,041	-	-	-		35,041
Gathering, transportation, and processing	209,765	-	-	-		209,765
Production taxes, transportation, processing and gathering	-	-	-	-		-
Workover	-	2,075	(2,075)	-		-
Severance and ad valorem taxes	188,242	-	23,897	-		212,139
Production, ad valorem and severance tax	-	23,897	(23,897)	-		-
Production taxes	-	-	-	-		-
Revenue deductions	-	22,493	(22,493)	-		-
Exploration	1,546	-	-	-		1,546
Depreciation, depletion, and amortization	754,558	91,092	-	10,623	(a)	856,273
Unused commitments	4,696	-	-	-		4,696
Bad debt expense	559	-	-	-		559
Transaction costs	60,077	-	-	-		60,077
General and administrative expense	106,553	6,571	226	-		113,350
Equity compensation expense	-	226	(226)	-		-
Total operating expenses	1,552,765	178,584	(22,493)	10,623		1,719,479
Other income (expense):
Derivative gain	(120,574)	-	53,225	(53,225	)(b)	(120,574)
Interest expense	(92,669)	(18,037)	-	(66,977	)(c)	(177,683)
Gain (loss) on property transactions, net	(254)	9	-	232	(d)	(13)
Other income	34,356	76	-	-		34,432
Unrealized gain on commodity derivatives	-	29,500	(29,500)	-		-
Total other income (expense)	(179,141)	11,548	23,725	(119,970)		(263,838)
Income from operations before income taxes	620,558	281,822	-	(130,593)		(771,787)
Income tax expense	(139,138)	(1,729)	-	(42,548	)(e)	(183,415)
Net income	$481,420	$280,093	$-	$(173,141)		$588,372
Net income attributable to non-controlling interest	-	-	-	-		-
Net Income attributable to controlling interest	$481,420	$280,093	$-	$(173,141)		$588,372

Net income per common share:
Basic	$5.75					$7.03
Diluted	$5.70					$6.97
Weighted-average common shares outstanding:
Basic	83,700					83,700
Diluted	84,468					84,468

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (Continued)

Nine Months Ended September 30, 2023

(in thousands, except per share data)

	Civitas Resources Pro Forma (Excluding Tap Rock)	Tap Rock AcquisitionCo Historical	Tap Rock II Historical	Tap Rock AcquisitionCo Reclass Adjustments (Note 2)	Tap Rock II Reclass Adjustments (Note 2)	Tap Rock Transaction Accounting Adjustments (Note 4)		Civitas Resources Pro Forma Combined

	(in thousands, except per share data)
Operating net revenues:
Oil and natural gas sales	$2,755,104	$382,658	$167,580	$-	$-	$-		$3,305,342
Oil	-	-	-	-	-	-		-
Natural gas	-	-	-	-	-	-		-
Natural gas liquids	-	-	-	-	-	-		-
Realized gain on commodity derivatives	-	-	-	-	-	-		-
Other	-	1,004	-	(1,004)	-	-		-
Operating expenses:
Lease operating expense	226,033	66,515	47,938	-	-	-		340,486
Midstream operating expense	35,041	-	-	-	-	-		35,041
Gathering, transportation, and processing	209,765	9,617	-	-	2,058	-		221,440
Production taxes, transportation, processing and gathering	-	-	15,180	-	(15,180)	-		-
Workover	-	-	-	-	-	-		-
Severance and ad valorem taxes	212,139	-	-	30,915	13,122	-		256,176
Production, ad valorem and severance tax	-	-	-	-	-	-		-
Production taxes		30,915	-	(30,915)	-	-		-
Revenue deductions	-	-	-	-	-	-		-
Exploration	1,546	-	-	-	-	-		1,546
Depreciation, depletion, and amortization	856,273	89,315	66,049	-	-	47,374	(a)	1,059,011
Unused commitments	4,696	-	-	-	-	-		4,696
Bad debt expense	559	-	-	-	-	-		559
Transaction costs	60,077	-	-	-	-	-		60,077
General and administrative expense	113,350	15,189	15,632	-	-	-		144,171
Equity compensation expense	-	-	-	-	-	-		-
Total operating expenses	1,719,479	211,551	144,799	-	-	47,374		2,123,203
Other income (expense):
Derivative gain	(120,574)	18,598	24,237	-	-	(42,835	)(b)	(120,574)
Interest expense	(177,683)	(46,659)	(9,532)	-	-	(13,128	)(c)	(247,002)
Gain (loss) on property transactions, net	(13)	-	-	-	-	-		(13)
Other income	34,432	-	-	1,004	-	-		35,436
Unrealized gain on commodity derivatives	-	-	-	-	-	-		-
Total other income (expense)	(263,838)	(28,061)	14,705	1,004	-	(55,963)		(332,153)
Income from operations before income taxes	(771,787)	144,050	37,486	-	-	(103,337)		849,986
Income tax expense	(183,415)	-	-	-	-	(23,284	)(d)	(206,699)
Net income	$588,372	$144,050	$37,486	$-	$-	$(126,621)		$643,287
Net income attributable to non-controlling interest	-	8,457	-	-	-	(8,457	)(e)	-
Net Income attributable to controlling interest	$588,372	$135,593	$37,486	$-	$-	$(118,164)		$643,287

Net income per common share:
Basic	$7.03							$6.62
Diluted	$6.97							$6.56
Weighted-average common shares outstanding:
Basic	83,700							97,238
Diluted	84,468							98,006

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2022

(in thousands, except per share data)

	Historical					Pro Forma Combined
	Civitas Resources	Hibernia	Hibernia Reclass Adjustments (Note 2)	Hibernia Transaction Accounting Adjustments (Note 3)		Civitas Resources (Excluding Tap Rock)

	(in thousands, except per share data)
Operating net revenues:
Oil and natural gas sales	$3,791,398	$-	$625,003	$-		$4,416,401
Oil	-	509,874	(509,874)	-		-
Natural gas	-	58,746	(58,746)	-		-
Natural gas liquids	-	79,363	(79,363)	-		-
Realized loss on commodity derivatives	-	(111,712)	111,712	-		-
Other	-	-	-	-		-
Operating expenses:
Lease operating expense	169,986	32,576	3,018	-		205,580
Midstream operating expense	31,944	-	-	-		31,944
Gathering, transportation, and processing	287,474	-	-	-		287,474
Workover	-	3,018	(3,018)	-		-
Severance and ad valorem taxes	305,701	-	38,495	-		344,196
Production, ad valorem and severance tax	-	38,495	(38,495)	-		-
Production taxes	-	-	-	-		-
Revenue deductions	-	22,980	(22,980)	-		-
Exploration	6,981	-	-	-		6,981
Depreciation, depletion, and amortization	816,446	86,411	-	22,857	(a)	925,714
Abandonment and impairment of unproved properties	17,975	-	-	-		17,975
Unused commitments	3,641	-	-	-		3,641
Bad debt expense	(950)	-	-	-		(950)
Merger transaction costs	24,683	-	-	3,790	(f)	28,473
General and administrative expense	143,477	7,455	2,102	-		153,034
Equity compensation expense	-	2,102	(2,102)	-		-
Total operating expenses	1,807,358	193,037	(22,980)	26,647		2,004,062
Other income (expense):
Derivative loss	(335,160)	-	(82,623)	82,623	(b)	(335,160)
Interest expense	(32,199)	(11,255)	-	(154,062	)(c)	(197,516)
Gain on property transactions, net	15,880	20	-	(1,679	)(d)	14,221
Other income	21,217	37	-	-		21,254
Unrealized gain on commodity derivatives	-	29,089	(29,089)	-		-
Total other income (expense)	(330,262)	17,891	(111,712)	(73,118)		(497,201)
Income from operations before income taxes	1,653,778	361,125	-	(99,765)		(1,915,138)
Income tax expense	(405,698)	(3,012)	-	(46,423	)(e)	(455,133)
Net income	$1,248,080	$358,113	$-	$(146,188)		$(1,460,005)
Net income attributable to non-controlling interest	-	-	-	-		-
Net income attributable to controlling interest	$1,248,080	$358,113	$-	$(146,188)		$(1,460,005)

Net income per common share:
Basic	$14.68					$17.18
Diluted	$14.58					$17.06
Weighted-average common shares outstanding:
Basic	85,005					85,005
Diluted	85,604					85,604

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (Continued)

Year Ended December 31, 2022

(in thousands, except per share data)

	Civitas Resources Pro Forma (Excluding Tap Rock)	Tap Rock AcquisitionCo Historical	Tap Rock II Historical	Tap Rock AcquisitionCo Reclass Adjustments (Note 2)	Tap Rock II Reclass Adjustments (Note 2)	Tap Rock Transaction Accounting Adjustments (Note 4)		Civitas Resources Pro Forma Combined

	(in thousands, except per share data)
Operating net revenues:
Oil and natural gas sales	$4,416,401	$1,069,308	$322,702	$-	$-	$-		$5,808,411
Oil	-	-	-	-	-	-		-
Natural gas	-	-	-	-	-	-		-
Natural gas liquids	-	-	-	-	-	-		-
Realized loss on commodity derivatives	-	-	-	-	-	-		-
Other	-	2,051	15	(2,051)	(15)	-		-
Operating expenses:			-		-			-
Lease operating expense	205,580	138,410	60,326	-	-	-		404,316
Midstream operating expense	31,944	-	-	-	-	-		31,944
Gathering, transportation, and processing	287,474	20,859	3,916	-	-	-		312,249
Workover	-	-	-	-	-	-		-
Severance and ad valorem taxes	344,196	-	-	90,034	27,790	-		462,020
Production, ad valorem and severance tax	-	-	-	-	-	-		-
Production taxes	-	90,034	27,790	(90,034)	(27,790)	-		-
Revenue deductions	-	-	-	-	-	-		-
Exploration	6,981	-	-	-	-	-		6,981
Depreciation, depletion, and amortization	925,714	160,103	83,959	-	-	132,899	(a)	1,302,675
Abandonment and impairment of unproved properties	17,975	-	-	-	-	-		17,975
Unused commitments	3,641	-	-	-	-	-		3,641
Bad debt expense	(950)	-	-	-	-	-		(950)
Merger transaction costs	28,473	-	-	-	-	5,264	(f)	33,737
General and administrative expense	153,034	32,511	12,869	-	-	-		198,414
Equity compensation expense	-	-	-	-	-	-		-
Total operating expenses	2,004,062	441,917	188,860	-	-	138,163		2,773,002
Other income (expense):			-		-
Derivative loss	(335,160)	(125,580)	(28,610)	-	-	154,190	(b)	(335,160)
Interest expense	(197,516)	(23,759)	(3,977)	-	-	(106,234	)(c)	(331,486)
Gain on property transactions, net	14,221	-	-	-	-	-		14,221
Other income	21,254	-	-	2,051	15	-		23,320
Unrealized gain on commodity derivatives	-	-	-	-	-	-		-
Total other income (expense)	(497,201)	(149,339)	(32,587)	2,051	15	47,956		(629,105)
Income from operations before income taxes	(1,915,138)	480,103	101,270	-	-	(90,207)		(2,406,304)
Income tax expense	(455,133)	-	-	-	-	(130,032	)(d)	(585,165)
Net income	$(1,460,005)	$480,103	$101,270	$-	$-	$(220,239)		$(1,821,139)
Net income attributable to non-controlling interest	-	19,792	-	-	-	(19,792	)(e)	-
Net Income attributable to controlling interest	$(1,460,005)	$460,311	$101,270	$-	$-	$(200,447)		$(1,821,139)

Net income per common share:
Basic	$17.18							$18.48
Diluted	$17.06							$18.37
Weighted-average common shares outstanding:
Basic	85,005							98,543
Diluted	85,604							99,142

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The Civitas, Hibernia, and Tap Rock historical financial information has been derived from each respective company’s historical financial statements which have been filed by the Company with the Securities and Exchange Commission or included elsewhere in this filing, as applicable. Certain of Hibernia’s and Tap Rock’s historical amounts have been reclassified to conform to Civitas’ financial statement presentation, as discussed further in Note 2. The Pro Forma Financial Statements should be read in conjunction with each company’s historical financial statements and the notes thereto. The Pro Forma Statements of Operations for the nine months ended September 30, 2023, and the year ended December 31, 2022, give effect to the Acquisitions as if they had been completed on January 1, 2022.

The Pro Forma Financial Statements do not purport to be indicative of the results of operations of the combined company that would have occurred if the Acquisitions had occurred on the date indicated, nor are they indicative of Civitas’ future results of operations. In addition, future results may differ significantly from those reflected in the Pro Forma Financial Statements. Further, the Pro Forma Financial Statements exclude historical financial data from HE3-B’s historical financial statements.

NOTE 2 - RECLASSIFICATION ADJUSTMENTS

The Pro Forma Financial Statements have been adjusted as follows to reflect reclassifications of Hibernia’s and Tap Rock’s historical financial statements to conform to Civitas’ financial statement presentation.

(a)	Hibernia Reclassification Adjustments

Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2023

•	Reclassification of approximately $354.7 million from Revenues – Oil, approximately $18.4 million from Revenues – Natural gas, approximately $52.0 million from Revenues – Natural gas liquids, and approximately $22.5 million from Revenue deductions to Oil and natural gas sales;

•	Reclassification of approximately $29.5 million from Unrealized gain on commodity derivatives and approximately $23.7 million from Revenues – Realized gain on commodity derivatives to Derivative gain;

•	Reclassification of approximately $2.1 million from Workover to Lease operating expense;

•	Reclassification of approximately $23.9 million from Production, ad valorem and severance tax to Severance and ad valorem taxes; and

•	Reclassification of approximately $0.2 million from Equity compensation expense to General and administrative expense.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022

•	Reclassification of approximately $509.9 million from Revenues – Oil, approximately $58.7 million from Revenues – Natural gas, approximately $79.4 million from Revenues – Natural gas liquids, and approximately $23.0 million from Revenue deductions to Oil and natural gas sales;

•	Reclassification of approximately $29.1 million from Unrealized gain on commodity derivatives and approximately $111.7 million Revenues – Realized loss on commodity derivatives to Derivative loss;

•	Reclassification of approximately $3.0 million from Workover to Lease operating expense;

•	Reclassification of approximately $38.5 million from Production, ad valorem and severance tax to Severance and ad valorem taxes; and

•	Reclassification of approximately $2.1 million from Equity compensation expense to General and administrative expense.

(b)	Tap Rock AcquisitionCo Reclassification Adjustments

Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2023

•	Reclassification of approximately $1.0 million from Revenues – Other to Other income; and

•	Reclassification of approximately $30.9 million from Production taxes to Severance and ad valorem taxes.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022

•	Reclassification of approximately $2.1 million from Revenues – Other to Other income; and

•	Reclassification of approximately $90.0 million from Production taxes to Severance and ad valorem taxes.

(c)	Tap Rock Resources II, LLC Reclassification Adjustments

Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2023

•	Reclassification of approximately $2.1 million from Production taxes, transportation, processing and gathering to Gathering, transportation, and processing; and

•	Reclassification of approximately $13.1 million from Production taxes, transportation, processing and gathering to Severance and ad valorem taxes.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022

•	Reclassification of approximately $0.02 million from Revenues – Other to Other income; and

•	Reclassification of approximately $27.8 million from Production taxes to Severance and ad valorem taxes.

NOTE 3 – HIBERNIA PRELIMINARY ACQUISITION ACCOUNTING AND PRO FORMA ADJUSTMENTS

Civitas has determined it is the accounting acquirer for the Hibernia Acquisition which will be accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805. The allocation of the preliminary purchase price with respect to the Hibernia Acquisition is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of the acquisition date. The Pro Forma Statements of Operations have been adjusted to give effect to the Hibernia Acquisition as follows:

(a)	Reflect the pro forma adjustments to Depreciation, depletion, and amortization to calculate depletion expense based on the preliminary fair value of the proved properties acquired in accordance with the successful efforts method of accounting.

(b)	Reflect the adjustment to remove the effect of derivatives not assumed as part of the Hibernia Acquisition.

(c)	Reflect the following pro forma adjustments related to Interest expense for the nine months ended September 30, 2023 and the year ended December 31, 2022, respectively:

•	an increase to Interest expense of approximately $16.8 million and approximately $28.9 million, respectively related to the draw on the Company's reserve-based revolving facility (the “Civitas Credit Facility”);

•	an increase to Interest expense of approximately $64.2 million and approximately $128.4 million, respectively related to the issuance of $1.5 billion in 8.375% Senior Notes due 2028 and 8.750% Senior Notes due 2031 (“Acquisition Senior Notes”);

•	an increase to Interest expense of approximately $1.5 million and approximately $3.0 million, respectively related to the amortization of the debt discount associated with the Acquisition Senior Notes;

•	an increase to Interest expense of approximately $2.5 million and approximately $5.0 million, respectively related to the amortization of debt issuance costs associated with the Acquisition Senior Notes and borrowings on the Civitas Credit Facility;

•	a decrease to Interest Expense of approximately $18.0 million and approximately $11.3 million related to the elimination of historical interest expense on the Hibernia credit facility; and

•	a one-eighth percent increase or decrease in the interest rate would have changed interest expense related to the Civitas Credit Facility by $0.3 million and $0.5 million, respectively.

(d)	Reflect the pro forma adjustments to Gain on property transactions, net to reclassify certain amounts previously capitalized by Hibernia under the full cost method of accounting in order to conform to the presentation to the successful efforts method of accounting used by Civitas for oil and gas properties.

(e)	Reflect the pro forma income tax expense effect of the Hibernia Acquisition accounting adjustments based upon a statutory federal and blended state tax rate of 23.77% for the nine months ended September 30, 2023 and the year ended December 31, 2022.

(f)	Reflect non-recurring transaction related costs of approximately $3.8 million related to the Hibernia Acquisition. These transaction related costs are not reflected in the historical September 30, 2023 condensed consolidated statement of operations, but are reflected in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022 as if incurred on January 1, 2021, and include fees paid for financial advisors, legal services and professional accounting services.

NOTE 4 – TAP ROCK PRELIMINARY ACQUISITION ACCOUNTING AND PRO FORMA ADJUSTMENTS

Civitas has determined it is the accounting acquirer for the Tap Rock Acquisition which will be accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805. The allocation of the preliminary purchase price with respect to the Tap Rock Acquisition is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of the acquisition date. The Pro Forma Statements of Operations have been adjusted to give effect to the Tap Rock Acquisition as follows:

(a)	Reflect the pro forma adjustments to Depreciation, depletion, and amortization to calculate depletion expense based on the preliminary fair value of the proved properties acquired in accordance with the successful efforts method of accounting.

(b)	Reflect the adjustment to remove the effect of derivatives not assumed as part of the Tap Rock Acquisition.

(c)	Reflect the following pro forma adjustments related to Interest expense for the nine months ended September 30, 2023 and the year ended December 31, 2022, respectively:

•	an increase to Interest expense of approximately $14.6 million and approximately $25.1 million, respectively related to the draw on the Civitas Credit Facility;

•	an increase to Interest expense of approximately $51.4 million and approximately $102.8 million, respectively related to the issuance of $1.2 billion in Acquisition Senior Notes;

•	an increase to Interest expense of approximately $1.2 million and approximately $2.4 million, respectively related to the amortization of the debt discount associated with the Acquisition Senior Notes;

•	an increase to Interest expense of approximately $2.1 million and approximately $3.7 million, respectively related to the amortization of debt issuance costs associated with the Acquisition Senior Notes and borrowings on the Civitas Credit Facility;

•	a decrease to Interest expense of approximately $56.2 million and approximately $27.7 million, respectively related to elimination of historical interest expense on the Tap Rock term loan and credit facility; and

•	a one-eighth percent increase or decrease in the interest rate would have changed interest expense related to the Civitas Credit Facility by $0.3 million and $0.4 million, respectively.

(d)	Reflect the pro forma income tax expense effect of the Tap Rock Acquisition accounting adjustments based upon a statutory federal and blended state tax rate of 24.32% for the nine months ended September 30, 2023 and the year ended December 31, 2022.

(e)	Reflect the elimination of the non-controlling interests as Civitas acquired 100% of Tap Rock.

(f)	Reflect non-recurring transaction related costs of approximately $5.3 million related to the Tap Rock Acquisition. These transaction related costs are not reflected in the historical September 30, 2023 condensed consolidated statement of operations, but are reflected in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022 as if incurred on January 1, 2021, and include fees paid for financial advisors, legal services and professional accounting services.